《坐席助手购买协议》之补充协议

甲方： HEALTHPORT MEDICAL CONSULTING PTE. LTD.

乙方：天津优飞数科科技集团有限公司

甲乙双方于2022年1月4日签订了《坐席助手购买协议》，本协议为上述协议的补充协议，由双方于【2022】年【6】月【15】日在【北京】签订：

双方本着真诚和善意的原则，就协议补充事宜，进行友好协商，并自愿订立本协议。

一、自本协议签署之日起在原协议中加入以下条款：

考虑到甲方正处于初创阶段，有资金周转的需要，甲乙双方希望建立长期合作关系。经双方友好协议，同意将原协议的采购软件合同费的付款时间延长至2023年12月31日前付清。

若在2023年12月31日之前未付清，未结算金额将从2024年1月1日起，按照4%的年利率计提利息，直至未结算金额付清后停止计息。

二、本补充协议与原协议就同一事项有不同约定的，应以本补充协议约定为准。除本补充协议另有约定的以外，双方其他权利义务适用原协议的条款约定。中、英文版本如有歧异，概以中文版本为准。

三、本协议由双方盖章（公章、合同专用章或电子签章）后生效。

四、本补充协议一式贰份，甲、乙双方各执壹份，具有同等法律效力。

（本行以下无正文）

甲方： Yeo Zilansoi

乙方：天津优飞数科科技集团有限公司 1201030181232

Supplementary Agreement to the "Agent Assistant Purchase Agreement"

Party A: HEALTHPORT MEDICAL CONSULTING PTE. LTD.

Party B: Tianjin Youfei Digital Technology Group Co., Ltd.

Party A and Party B signed the 《Seat Assistant Purchase Agreement》 on January 4, 2022. This agreement is a supplementary agreement to the above-mentioned agreement, signed by both parties on **[June 15, 2022]**, in Beijing:

In the spirit of sincerity and goodwill, and through amicable negotiations regarding the supplementary matters of the agreement, the Parties voluntarily enter into this agreement.

1. From the date of signing this agreement, the following clauses are added to the original agreement:

Considering that Party A is currently in the early stages of development and has a need for financial turnover, both parties hope to establish a long-term cooperative relationship. Through friendly agreement, it is agreed to extend the payment deadline for the software procurement contract fee in the original agreement to be settled by December 31, 2023.

If the payment is not settled by December 31, 2023, the outstanding amount shall accrue interest at an annual rate of 4% from January 1, 2024, until the outstanding amount is settled.

2. In the event of any inconsistencies between this supplementary agreement

and the original agreement on the same matter, the provisions of this supplementary agreement shall prevail. Except as otherwise provided in this supplementary agreement, the rights and obligations of both parties shall be governed by the provisions of the original agreement. In the event of any discrepancies between the English and Chinese versions, the Chinese version shall prevail.

3. This agreement shall enter into force upon being stamped (with official seals, contract-specific seals, or electronic signatures) by both parties.

4. This supplementary agreement is made in duplicate, with one copy held by Party A and one copy held by Party B, both having equal legal effect.

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Party A: [Signature]

Party B: [Signature]